Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report on Form 10-Q of Tier Technologies, Inc., (the “Company”), for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, David E. Fountain, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
1.	This Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended.

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 21, 2006	/s/ David E. Fountain

David E. Fountain, Chief Financial Officer